FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  January 30, 2006



                                VoIP, Inc.
                     -------------------------------
           (Exact Name of Registrant as Specified in Charter)

          Texas                     000-28985            75-2785941
----------------------------      ------------      -------------------
(State of Incorporation)          (Commission          (IRS Employer
                                   File No.)        Identification No.)

     12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)


                              (954) 434-2000
                         ------------------------
       (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12 under the
               Exchange Act (17 CFR 240.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On September 1, 2005, Registrant's VoiceOne Communications subsidiary entered into a Master Service Agreement with Google Inc. to supply Voice-over-Internet Protocol ("VOIP") services. The agreement contemplated a period of trial usage to determine compatibility. During October 2005 a series of purchase orders were issued for the interconnection of production of VOIP traffic, and Registrant has now effectuated a direct peering relationship with Google for the transport of such services at multiple locations. Registrant anticipates that material sales of its services will commence during 2006. No material revenues were realized by Registrant under the Agreement during the year ended December 31, 2005.

                        SIGNATURE(S)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 30, 2006                 VoIP, INC.
                                        (Registrant)



                                        By:  /s/  B. MICHAEL ADLER
                                           ---------------------------------
                                               B. Michael Adler
                                               Chief Executive Officer